UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2005

WESTCORP

(Exact Name of Registrant as Specified in Charter)

California	33-13646	51-0308535

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Pasteur, Irvine, California 92618-3804

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 727-1000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.02 Results of Operations and Financial Condition

On January 25, 2005, Westcorp issued a press release announcing its results of operations for the year and quarter ended December 31, 2004. A copy of that press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

On January 26, 2005, Westcorp and WFS Financial Inc held a joint conference call to discuss financial results for the period ended December 31, 2004, and other financial information. An excerpt from the conference call is furnished hereto as Exhibit 99.2 and incorporated herein by reference.

Important Legal Information

Shareholders are urged to read the definitive proxy statement/prospectus regarding the proposed transaction because it will contain important information. Westcorp has filed a registration statement on Form S-4 (Commission File No. 333-117424) with the Securities and Exchange Commission (the “Commission”) which included a preliminary proxy statement/prospectus. In addition, Westcorp and WFS Financial will prepare and file with the Commission and mail to WFS Financial’s shareholders a definitive proxy statement/prospectus and other documents regarding the merger. Investors and security holders of WFS Financial are urged to read the definitive proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decisions with respect to the merger because the materials will contain important information about Westcorp and WFS Financial.

Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Westcorp and WFS Financial, without charge, at the Commission’s internet site (http://www.sec.gov). Copies of the definitive proxy statement/prospectus, when it becomes available, and the filings with the Commission that will be incorporated by reference in the definitive proxy statement/prospectus can also be obtained, without charge, by directing a request to Westcorp or WFS Financial, Attn: Investor Relations, 23 Pasteur, Irvine, California 92618, Telephone 949.727.1002.

The respective directors and executive officers of Westcorp and WFS Financial and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Westcorp’s directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by Westcorp on April 12, 2004, and information regarding WFS Financial’s directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by WFS Financial on April 12, 2004.

Westcorp is a financial services holding company whose principal subsidiaries are WFS Financial Inc and Western Financial Bank. Westcorp’s common stock is traded on the New York Stock Exchange under the symbol WES.

WFS Financial is one of the nation’s largest independent automobile finance companies. WFS Financial specializes in originating, securitizing, and servicing new and pre-owned prime and non-prime credit quality automobile contracts through its nationwide relationships with automobile dealers. Information about WFS Financial can be found at its web site at http://www.wfsfinancial.com. WFS Financial’s common stock is traded on the Nasdaq National Market under the symbol WFSI.

Westcorp, through its subsidiary, Western Financial Bank, operates 20 retail bank branches and provides commercial banking services in Southern California. Information on the products and services offered by the Bank can be found at its web site at http://www.wfb.com.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are identified by the use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and similar terms and phrases, including references to assumptions. Forward-looking statements in this document relate to Westcorp’s and WFS Financial Inc’s (collectively, the “Companies”) future prospects, developments and business strategies. These statements are subject to uncertainties and factors relating to the Companies’ operations and business environment, all of which are difficult to predict and many of which are beyond their control that could cause actual results to differ materially from those expressed in or implied by these forward-looking statements.

The following factors are among those that may cause actual results to differ materially from the forward-looking statements: changes in general economic and business conditions; interest rate fluctuations, including the effect of hedging activities; the Companies’ financial condition and liquidity, as well as future cash flow and earnings and the level of operating expenses; competition; the effect, interpretation, or application of new or existing laws, regulations, court decisions and significant litigation; and the level of chargeoffs on the automobile contracts that the Companies originate.

A further list of these risks, uncertainties and other matters can be found in the Companies’ filings with the Commission. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Companies’ actual results may vary materially from those expected, estimated or projected. The information contained in this document is as of January 27, 2005. The Companies assume no obligation to update any forward-looking statements to reflect future events or circumstances.

Item 8.01 Other Events.

On January 26, 2005, Westcorp and WFS Financial Inc held a joint conference call to discuss financial results for the period ended December 31, 2004, and other financial information. An excerpt from the conference call is furnished hereto as Exhibit 99.2 and incorporated herein by reference. The question and answer session from the conference call is furnished hereto as Exhibit 99.3 and incorporated herein by reference.

Important Legal Information

Shareholders are urged to read the definitive proxy statement/prospectus regarding the proposed transaction because it will contain important information. Westcorp has filed a registration statement on Form S-4 (Commission File No. 333-117424) with the Securities and Exchange Commission (the “Commission”) which included a preliminary proxy statement/prospectus. In addition, Westcorp and WFS Financial will prepare and file with the Commission and mail to WFS Financial’s shareholders a definitive proxy statement/prospectus and other documents regarding the merger. Investors and security holders of WFS Financial are urged to read the definitive proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decisions with respect to the merger because the materials will contain important information about Westcorp and WFS Financial.

Shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Westcorp and WFS Financial, without charge, at the Commission’s internet site (http://www.sec.gov). Copies of the definitive proxy statement/prospectus, when it becomes available, and the filings with the Commission that will be incorporated by reference in the definitive proxy statement/prospectus can also be obtained, without charge, by directing a request to Westcorp or WFS Financial, Attn: Investor Relations, 23 Pasteur, Irvine, California 92618, Telephone 949.727.1002.

The respective directors and executive officers of Westcorp and WFS Financial and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Westcorp’s directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by Westcorp on April 12, 2004, and information regarding WFS Financial’s directors and executive officers is available in the proxy statement filed with the Securities and Exchange Commission by WFS Financial on April 12, 2004.

Westcorp is a financial services holding company whose principal subsidiaries are WFS Financial Inc and Western Financial Bank. Westcorp’s common stock is traded on the New York Stock Exchange under the symbol WES.

WFS Financial is one of the nation’s largest independent automobile finance companies. WFS Financial specializes in originating, securitizing, and servicing new and pre-owned prime and non-prime credit quality automobile contracts through its nationwide relationships with automobile dealers. Information about WFS Financial can be found at its web site at http://www.wfsfinancial.com. WFS Financial’s common stock is traded on the Nasdaq National Market under the symbol WFSI.

Westcorp, through its subsidiary, Western Financial Bank, operates 20 retail bank branches and provides commercial banking services in Southern California. Information on the products and services offered by the Bank can be found at its web site at http://www.wfb.com.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are identified by the use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” and similar terms and phrases, including references to assumptions. Forward-looking statements in this document relate to Westcorp’s and WFS Financial Inc’s (collectively, the “Companies”) future prospects, developments and business strategies. These statements are subject to uncertainties and factors relating to the Companies’ operations and business environment, all of which are difficult to predict and many of which are beyond their control that could cause actual results to differ materially from those expressed in or implied by these forward-looking statements.

The following factors are among those that may cause actual results to differ materially from the forward-looking statements: changes in general economic and business conditions; interest rate fluctuations, including the effect of hedging activities; the Companies’ financial condition and liquidity, as well as future cash flow and earnings and the level of operating expenses; competition; the effect, interpretation, or application of new or existing laws, regulations, court decisions and significant litigation; and the level of chargeoffs on the automobile contracts that the Companies originate.

A further list of these risks, uncertainties and other matters can be found in the Companies’ filings with the Commission. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Companies’ actual results may vary materially from those expected, estimated or projected. The information contained in this document is as of January 27, 2005. The Companies assume no obligation to update any forward-looking statements to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	List of documents filed as part of this report:
Exhibit 99.1 – Westcorp Press Release of January 25, 2005
Exhibit 99.2 – Excerpt from the conference call held on January 26, 2005
Exhibit 99.3 – Question and answer session from the conference call held on January 26, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation
January 26, 2005	By:	/s/ LEE A. WHATCOTT
Lee A. Whatcott
Senior Executive Vice President, Chief Financial Officer and Chief Operations Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Westcorp Press Release of January 25, 2005

99.2	Excerpt from the conference call held on January 26, 2005

99.3	Question and answer session from the conference call held on January 26, 2005